Exhibit 10.01


                           Mpower Holding Corporation
                            (a Delaware corporation)

                                1,988,894 Shares

                                  Common Stock
                               (par value $0.001)

                             SUBSCRIPTION AGREEMENT
                             ----------------------


                                 January 1, 2005


MCCC ICG Holdings, LLC
c/o Columbia Capital LLC
201 North Union Street, Suite 300
Alexandria, VA  22314

Ladies and Gentlemen:

         Mpower Holding Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to MCCC ICG Holdings, LLC (the "Buyer") 1,988,894 shares (the "Securities") of its common stock, par value $0.001 per share (the "Common Stock"). Capitalized terms used herein and not otherwise defined herein have the respective meanings specified in the Prospectus.

         Section 1. Representations and Warranties. (a) The Company represents and warrants to and agrees with the Buyer as of the date hereof and as of the Closing Time as follows:

         (i) A registration statement on Form S-3 (No. 333-112457) related to the Securities, as amended by Amendment Nos. 1, 2 and 3 thereto, has been filed with the Securities and Exchange Commission (the "Commission"), under the Securities Act of 1933, as amended (the "1933 Act"), which registration statement, as amended, has been declared effective by the Commission on May 6, 2004 and true and complete copies of which have heretofore been delivered to you. Such registration statement, in the form in which it was declared effective, as amended through the date hereof, including all documents incorporated or deemed to be incorporated by reference therein through the date hereof, is hereinafter referred to as the "Registration Statement." Promptly after the execution and delivery of this subscription agreement (the "Agreement"), the Company will prepare and file a prospectus supplement relating to the Securities in accordance with the provisions of Rule 424(b) under the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such prospectus supplement in the form first furnished to the Buyer, together with the prospectus included in the Registration Statement at the time it was declared effective and all documents incorporated therein by reference, is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         (ii) At the respective times the Registration Statement and any post-effective amendments thereto became effective, at the date hereof and at the Closing Time (as defined below), the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each of the Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Buyer expressly for use in the Prospectus or any amendment or supplement thereto.

         (iii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together and with the other information in the Prospectus, at the respective times the Registration Statement and any amendments thereto became effective, at the date hereof, at the time the Prospectus was issued and at the Closing Time, did not, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (iv) The Securities issuable in accordance with this Agreement will be, when so issued, duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights. Except as set forth in this Agreement, the Securities, when issued in accordance with and pursuant to this Agreement, will not be subject to any transfer restrictions under (a) any provision of the certificate of incorporation, as amended, or bylaws, as amended, of the Company, or (b) any contract to which the Company is a party.



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

         (v) The Securities conform in all material respects to the description of the Common Stock contained in the Company's registration statement on Form 8-A, filed pursuant to Section 12(g) of the 1934 Act on May 18, 2004, which description is incorporated by reference in the Prospectus.

         (vi) The common stock of the Company is listed on the American Stock Exchange and we have filed notice with the American Stock Exchange to list the Securities.

         (vii) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as now conducted. The Company and its subsidiaries are duly qualified or licensed to do business and are in good standing in each jurisdiction in which the nature of such party's business or the ownership, leasing or operation of such party's properties make such qualification or licensing necessary, except in each case where the failure to be so qualified or licensed would not reasonably be expected to (a) adversely affect the ability of the Company to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement, or (b) have, individually or in the aggregate, a Material Adverse Effect. For the purposes of this Agreement, the term "Material Adverse Effect" means, with respect to the Company, any change or effect that, individually or in the aggregate with any other changes and effects, is or is reasonably likely to (i) be materially adverse to the business, assets, liabilities, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole or (ii) prevent or materially delay the consummation of the transactions contemplated by this Agreement.

         (viii) The Company has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company at the time of execution and delivery and, assuming the due authorization, execution and delivery by the other party hereto, shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         (ix) The execution and delivery by the Company of this Agreement at the time of execution and delivery and the consummation of the transactions contemplated hereby will not:

              (A) violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of the Company or any of the Company's subsidiaries;



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

              (B) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice, the passage of time or both, would constitute a default) under, require the consent of any Person or the giving of notice to any Person under, or entitle any Person (with the giving of notice, the passage of time or both) to terminate, accelerate, modify, impose any monetary or other economic penalty or call a default under, or result in the creation of any encumbrance upon any of the properties or assets of the Company or any of the Company's subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, intellectual property or other licenses (except with respect to consents or approvals with the Federal Communications Commission (the "FCC"), any state public service or public utilities commission (each, a "State PUC") or any municipal franchising authority (each, a "Municipal Franchising Authority") referred to in subsection (D) below), contract, undertaking, agreement, lease or other instrument or obligation to which the Company or any of the Company's subsidiaries is a party, except for such violations, conflicts, breaches or defaults which would not, individually or in the aggregate, result in a Material Adverse Effect. For the purposes of this Agreement, the term "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity;

              (C) violate in any material respect any order, writ, injunction, decree, statute, rule or regulation (except with respect to consents or approvals with the FCC, State PUCs or Municipal Franchising Authorities referred to in subsection (D) below) applicable to the Company or any of the Company's subsidiaries; or

              (D) require any material consent or approval of or registration or filing by the Company or any affiliate of the Company with any third party or federal, national, supranational, state, county, provincial, local, foreign or similar government, governmental agency, administrative or regulatory authority, department, commission, board, agency or instrumentality, or any court, tribunal or judicial or arbitral body which has not been received or made except for (i) any such consent or approval of or registration or filing with the FCC, any State PUC, and any Municipal Franchising Authority having regulatory authority over the business of the Company or the Company's subsidiaries as conducted in any given jurisdiction and (ii) the requirements of the 1933 Act, the 1934 Act, "blue sky" laws and state takeover laws.

         (x) (A) As of December 29, 2004, the authorized capital stock of the Company consists of (i) 1,000,000,000 shares of Common Stock, 78,570,772 shares of which are issued and outstanding and (ii) 50,000,000 shares of preferred stock, par value $0.001 per share, 100,000 shares of which are designated Series A Preferred Stock, no shares of which are issued and outstanding.

              (B) Under the Company's Stock Option Plan I and II (the "Plan"),
         (i) 631,006 shares of Common Stock have been issued pursuant to restricted stock purchase agreements and/or the exercise of outstanding options, (ii) options to purchase 18,546,590 shares of Common Stock have been granted and are currently outstanding, and (iii) 4,486,626 shares of Common Stock remain available for future issuance to officers, directors, employees and consultants of the Company and its affiliates.

              (C) Other than (i) shares issuable under the Company's Master Sales Agent Warrant Program, pursuant to which warrants to purchase 260,430 shares of Common Stock have been granted and are currently outstanding and 739,570 shares remain available for future issuance to master sales agents of the Company and its affiliates (ii) warrants to purchase 2,937,548 shares of Common Stock that have been issued and are currently outstanding, and an additional 83,856 that are contingently issuable in the event that certain warrants held by investors are exercised and (iii) the shares reserved for issuance under the Plan and those shares that may be issued pursuant to this Agreement, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of the Company's securities.

              (D) As of the date hereof, other than as set forth in (A), (B) and
         (C) above, there has been no additional issuances of the Company's equity, other than ordinary course vesting or exercise of stock options under the Plan.

         (xi) Since September 30, 2004, (i) the Company and its subsidiaries have conducted their respective businesses only in the ordinary course of business and (ii) there shall not have occurred one or more events or conditions and there shall not have arisen any circumstances that, individually or in the aggregate, have had or are reasonably likely to have a Material Adverse Effect.

         (b) Any certificate signed by any officer of the Company or any of it subsidiaries and delivered to the Buyer or to counsel for the Buyer shall be deemed a representation and warranty by the Company to the Buyer as to the matters covered thereby.

         Section 2. Purchase, Sale and Delivery of the Securities; Closing. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to the Buyer, and the Buyer agrees to purchase from the Company, at an aggregate purchase price of $2,500,000, the Securities.

         (b) Payment of the purchase price, and delivery of certificates, for the Securities shall be made at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 or at such other place as shall be agreed upon in writing by the Buyer and the Company on January 5, 2005 (such date and time of payment and delivery being herein called the "Closing Time"). Certificates for the Securities, if any, shall be in such denominations and registered in such names as the Buyer may request in writing at least two business days before the Closing Time.

         (c) At the Closing Time, payment shall be made to an account, or accounts, designated by the Company in the aggregate amount of $2,500,000 in immediately available

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funds payable to the order of the Company against delivery to the Buyer of certificates for the Securities.

         Section 3. Certain Covenants of the Company. The Company covenants with you that it will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus.

         Section 4. Payment of Expenses. (a) Whether or not any sale of the Securities is consummated, the Company will pay and bear all costs and expenses incident to the performance of its obligations under this Agreement, including
(i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, reproduction and distribution of the Securities and this Agreement, (iii) the delivery of the certificates for the Securities to the Buyer, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the delivery to the Buyer of copies of the Prospectus and any amendments or supplements thereto, (vi) the fees and expenses of any transfer agent or registrar for the Securities and (vii) the fees and expenses incurred in connection with the listing of the Securities on the American Stock Exchange.

         (b) Whether or not any sale of the Securities is consummated, the Buyer will pay and bear all costs and expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of the Buyer's counsel.

         Section 5. Conditions of Buyer's Obligations. The obligations of the Buyer to purchase and pay for the Securities are subject to the accuracy of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to the following further conditions:

         (a) The Registration Statement shall remain effective and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Buyer.

         (b) At the Closing Time, each of you shall have received a signed opinion of Shearman & Sterling LLP, counsel for the Company, dated as of the Closing Time, in substantially the form attached hereto as Exhibit A.

         (c) At the Closing Time, (i) the Company shall have in all material respects complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time and (ii) the representations and warranties of the Company set forth herein shall be true and correct in all material respects, except to the extent such representations and warranties are expressly stated to be limited to another date, in which case such representations and warranties shall be true and correct as of such other date. At the Closing Time, the Buyer shall have received a certificate of an executive officer of the Company, dated as of the Closing Time, to such effect.

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         (d) At the Closing Time, the transactions (the "Transaction")
contemplated by the Asset Purchase Agreement dated October 22, 2004 by and among the Buyer, ICG Communications, Inc., the Company and Mpower Communications Corp. (the "Asset Purchase Agreement") shall have been consummated in accordance with the terms of such agreement.

         If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement may be terminated by the Buyer on notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 1 (insofar as Section 7 provides for the survival of such representations or warranties), and 7 shall remain in effect.

         Section 6. Conditions of Company's Obligations. The obligations of the Company to sell the Securities are subject to the performance by the Buyer of its obligations hereunder, and to the following further conditions:

         (a) At the Closing Time, the Transaction shall have been consummated in accordance with the terms of such agreement.

         (b) At the Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission.

         If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement may be terminated by the Company on notice to the Buyer at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 1 (insofar as Section 7 provides for the survival of such representations or warranties), and 7 shall remain in effect.

         Section 7. Survival of Certain Representations and Obligations. The respective agreements, representations, warranties and other statements of the Company or its officers and of the Buyer set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Buyer, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If for any reason the purchase of the Securities by the Buyer is not consummated, the Company and the Buyer shall each remain responsible for the respective expenses to be paid or reimbursed by it pursuant to Section 4.

         Section 8. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to the Buyer shall be directed to the Buyer c/o Columbia Capital LLC, 201 North Union Street, Suite 300, Alexandria, VA 22314, Attention: John Siegel with copies to Kendall, Dickinson & Koenig PC, 1675 Broadway, Suite 750, Denver, Colorado 80202, Attention: David J. Kendall, Esq.; and notices to the Company shall be directed to it at 175 Sully's Trail, Pittsford, New York 14534, Attention: Chief Executive

Officer with copies to Shearman & Sterling LLP at 599 Lexington Avenue, New York, New York 10022, Attention: Lisa Jacobs, Esq.

         Section 9. Parties. This Agreement is made solely for the benefit of the Buyer, the Company and, to the extent expressed, any person who controls the Company or any Buyer within the meaning of Section 15 of the 1933 Act, and the directors of the Company, its officers and their respective executors, administrators, successors and assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term successors and assigns shall not include any purchaser, as a purchaser, from the Buyer of the Securities.

         Section 10. Governing Law and Time. This Agreement shall be governed by the laws of the State of New York. Unless otherwise noted, specified times of the day refer to New York City time.

         Section 11. Waiver of Jury Trial. Each of the Buyer and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.

         Section 12. Counterparts. This Agreement may be executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.




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



         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and the Buyer in accordance with its terms.

                                   Very truly yours,


                                   MPOWER HOLDING CORPORATION


                                   By: /s/ Russell I. Zuckerman
                                      ------------------------------------------
                                      Name: Russell I. Zuckerman
                                      Title: Senior Vice President,
                                             General Counsel and Secretary





                                     - 9 -
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Confirmed and accepted as of
the date first above written:



MCCC ICG HOLDINGS, LLC


By: /s/ Robert J. Schmiedeler
   -----------------------------
   Name: Robert J. Schmiedeler
   Title: Vice President and Secretary






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                           Mpower Holding Corporation
                            (a Delaware corporation)

                                1,988,894 Shares

                                  Common Stock
                               (par value $0.001)


                             SUBSCRIPTION AGREEMENT







Dated:  January 1, 2005

                                    EXHIBIT A

                   FORM OF OPINION OF SHEARMAN & STERLING LLP

                       Shearman & Sterling LLP Letterhead


                                                                     [   ], 2005



MCCC ICG Holdings, LLC
c/o Columbia Capital LLC
201 North Union Street, Suite 300
Alexandria, VA  22314


                           Mpower Holding Corporation
                        1,988,894 Shares of Common Stock
                        --------------------------------

Ladies and Gentlemen:

         We have acted as counsel to Mpower Holding Corporation, a Delaware corporation (the "Company"), in connection with the negotiation of the Asset Purchase Agreement between the Company, ICG Communications, Inc., MCCC ICG Holdings, LLC and Mpower Communications Corp., dated as of October 22, 2004 and in connection with the purchase and sale of 1,988,894 shares (the "Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), pursuant to the Subscription Agreement, dated as of January 1, 2005 (the "Subscription Agreement"), between the Company and you (the "Transaction"). This opinion is furnished to you pursuant to Section 5(b) of the Subscription Agreement.

         In that connection, we have reviewed an original or a copy of:

         (a) The Subscription Agreement.

         (b) The registration statement on Form S-3 (Registration Statement No. 333-112457) filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "Commission") on February 3, 2004.

         (c) The amendments to the registration statement on Form S-3 filed by the Company with the Commission on April 1, 2004, April 23, 2004 and May 4, 2004 (the registration statement, as amended, at the time it became effective, including the documents incorporated by reference therein, being hereinafter referred to as the "Registration Statement").

         (d) The base prospectus dated May 4, 2004 relating to the offering of senior debt securities, subordinated debt securities, common stock, preferred stock, depositary shares, warrants, stock purchase contracts and stock purchase units generally, which is included as part of the Registration Statement.

         (e) The prospectus supplement dated [ ], 2005 relating to the Shares, in the form in which it was filed pursuant to Rule 424(b) under the Securities Act.

         We have also reviewed the following:

         (a) The certificate of incorporation and by-laws of the Company, as amended through July 30, 2002.

         (b) The resolutions of the Company's board of directors approving the Transaction.

         (c) Originals or copies of such other corporate records of the Company, certificates of public officials and of officers of the Company and agreements and other documents as we have deemed necessary as a basis for the opinions expressed below.

         In our review of the foregoing documents, we have assumed:

         (a) The genuineness of all signatures.

         (b) The authenticity of the originals of the documents submitted to us.

         (c) The conformity to authentic originals of any documents submitted to us as copies.

         (d) As to matters of fact, the truthfulness of the representations made in the Subscription Agreement and the other documents referred to herein and in certificates of public officials and officers of the Company.

         (e) That the Subscription Agreement is the legal, valid and binding obligation of each party thereto, other than the Company, enforceable against each such party in accordance with its terms.

         (f) That:

             (i) The Company has full power to execute, deliver and perform, and has duly executed and delivered (except to the extent Generally Applicable Law is applicable to such execution and delivery), the Subscription Agreement.

             (ii) The execution, delivery and performance by the Company of the Subscription Agreement does not:

                  (A) except with respect to Generally Applicable Law, violate any law, rule or regulation applicable to it; or

                  (B) result in any conflict with or breach of any agreement or document binding on it of which any addressee hereof has knowledge, has received notice or has reason to know.

             (iii) Except with respect to Generally Applicable Law, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or (to the extent the same is required under any agreement or document binding on it of which an addressee has knowledge, has received notice or has reason to know) any other third party is required for the due execution, delivery or performance by the Company of the Subscription Agreement, or if any such authorization, approval, consent, action, notice or filing is required, it has been duly obtained, taken, given or made and is in full force and effect.

We have not independently established the validity of the foregoing assumptions.

         "Generally Applicable Law" means the federal law of the United States of America, and the law of the State of New York (including the rules or regulations promulgated thereunder or pursuant thereto), that a New York lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the Company, the Subscription Agreement or the Transaction and for purposes of our opinions expressed below, the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing definition of Generally Applicable Law, the term "Generally Applicable Law" does not include any law, rule or regulation that is applicable to the Company, the Subscription Agreement or the Transaction solely because such law, rule or regulation is part of a regulatory regime, including any telecommunications law or regulations, applicable to the specific assets or business of any party to the Subscription Agreement or any of its affiliates.

         On [ ], 2005, a member of the staff of the Commission informed us orally that no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act. To our knowledge, no proceedings for that purpose have been initiated or are pending or threatened by the Commission.

         Based upon the foregoing and upon such other investigation as we have deemed necessary and subject to the qualifications set forth below, we are of the opinion that:

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the law of the State of Delaware, with corporate power and authority under such law to own, lease and operate its properties and conduct its business as described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

         2. The Company has the corporate power to enter into and perform its obligations under the Subscription Agreement and to issue the Shares. The Subscription Agreement has been duly authorized, executed and delivered by the Company.

         3. The Shares have been duly authorized by the Company and, when issued and delivered as provided in the Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to preemptive rights pursuant to the General Corporation Law of the State of Delaware or the certificate of incorporation or by-laws of the Company.

         Our opinions expressed above are limited to Generally Applicable Law and we do not express any opinion herein concerning any other law.

         This opinion letter is being furnished to you solely for your benefit in connection with your purchase of the Shares. This opinion letter may not be relied upon by you for any other purpose without our prior written consent.

         This opinion letter speaks only as of the date hereof. We expressly disclaim any responsibility to advise you of any development or circumstance of any kind, including any change of law or fact, that may occur after the date of this opinion letter that might affect the opinions expressed herein.



                                      Very truly yours,


LJ/DLF/CEH/RL
STG